Exhibit 99.1

Aerohive Networks Reports Fourth Quarter and Fiscal Year 2014 Financial Results

SUNNYVALE, CA — February 11, 2015 — Aerohive Networks® (NYSE: HIVE), a leader in controller-less Wi-Fi and cloud-managed mobile networking for the enterprise market, today announced financial results for its fourth quarter and fiscal year 2014, which ended December 31, 2014.

Financial Summary

Total revenue for the fourth quarter of 2014 was $36.2 million, an increase of 19.5%, compared with $30.3 million for the fourth quarter of 2013. Software subscriptions and service revenue was $5.0 million, or 13.9% of total revenue for the quarter, compared with $3.0 million, or 9.9% of total revenue for the fourth quarter of 2013. For the fourth quarter of 2014, GAAP net loss was $8.0 million, compared with $7.8 million in the fourth quarter of 2013. GAAP gross margin was 67.2%, compared with 67.4% in the year-ago period. Non-GAAP net loss for the fourth quarter of 2014 was $4.0 million, compared with $5.7 million in the fourth quarter of 2013. Non-GAAP gross margin was 67.8%, compared with 67.7% in the year-ago period.

Total revenue for fiscal year 2014 was $137.3 million, an increase of 28.1%, compared with $107.1 million for fiscal year 2013. Software subscriptions and service revenue was $16.8 million, or 12.2% of total revenue for the year, compared with $9.6 million, or 8.9% of total revenue for fiscal year 2013. For fiscal year 2014, GAAP net loss was $30.6 million, compared with $33.2 million in fiscal year 2013. GAAP gross margin was 67.4%, compared with 66.7% in the year-ago period. Non-GAAP net loss for fiscal year 2014 was $20.2 million, compared with $26.6 million in fiscal year 2013. Non-GAAP gross margin was 67.8%, compared with 66.9% in the year-ago period.

A description of the non-GAAP calculations and a reconciliation to comparable GAAP financial measures are provided in the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Financial Measures.”

“Overall, 2014 was an eventful year for the company, as we completed our initial public offering and made important strides in driving the 802.11ac transition and diversifying revenue among our key verticals. We are encouraged by our fourth quarter results and the progress we are making to improve sales execution, though we realize we have more work to do,” stated David Flynn, President and Chief Executive Officer. “We look forward to 2015 being a year for Aerohive to drive more capacity and diversification while capitalizing on the AC transition and the expanding education opportunity.”

Conference Call Information

Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its fourth quarter and fiscal year 2014 results and outlook for its first quarter of 2015 at 2:30 pm Pacific Time today, February 11, 2015. The call may be accessed by dialing 1-888-437-9445 (toll free) or 1-719-325-2495 (international) and providing the passcode 3021896. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com. An audio replay of the call may be accessed via dial-in at 1-888-203-1112 with the passcode 3021896 or by webcast on the Investor Relations section of Aerohive’s website at http://ir.aerohive.com.

Safe Harbor Statement

This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued growth in 2015, including statements regarding progress on our sales execution, our efforts and investments to increase capacity and revenue diversification, and our expectations with respect to the benefits of the AC transition, and our ability to capitalize on such transition and the expanding education opportunities. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our sales capacity and improve the effectiveness of our channel, our ability to improve our operating and sales execution, general demand for wireless networking in the industry verticals targeted or demand for Aerohive products in particular, our ability to benefit from our participation in the E-Rate program, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of new products and services, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on fourth parties to manufacture, warehouse and timely deliver Aerohive products or international operations, our inability to protect Aerohive intellectual property or to predict or limit exposure to fourth party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a newly public company; and general market, political, regulatory, economic and business conditions in the United States and internationally.

Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor

Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures

Aerohive’s reported results include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin

•	non-GAAP operating expense and non-GAAP operating expense percentage

•	non-GAAP operating loss and non-GAAP operating loss percentage

•	non-GAAP net loss and non-GAAP net loss per share

The Company defines non-GAAP financial measures to exclude share-based compensation, amortization of acquired intangibles and the periodic fair value re-measurements related to convertible preferred stock warrants.

The Company has included non-GAAP financial measures in this press release because they are key measures used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain non-cash expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although non-GAAP financial measures are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the dilutive impact of stock-based compensation, which is an ongoing expense for the Company;

•	although amortization is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP gross profit percentage, non-GAAP operating loss, non-GAAP operating loss percentage, non-GAAP net loss, and non-GAAP loss per share do not reflect any cash requirement for such replacements;

•	non-GAAP net loss and non-GAAP net loss per share do not reflect the periodic fair value re-measurements related to convertible preferred stock warrants; and

•	other companies, including companies in this industry, may calculate these non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.

Because of these limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.

About Aerohive Networks

Aerohive (NYSE: HIVE) unleashes the power of enterprise mobility. Aerohive’s technology enables organizations of all sizes to use mobility to increase productivity, engage customers, and grow their business. Deployed in over 19,000 enterprises worldwide, Aerohive’s proprietary mobility platform takes advantage of the cloud and a distributed architecture to deliver unified, intelligent, simplified and cost-effective networks. Aerohive was founded in 2006 and is headquartered in Sunnyvale, Calif. For more information, please visit www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, join our community or become a fan on our Facebook page.

“Aerohive” is a registered trademark of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.

Investor Relations Contact:

The Blueshirt Group

Suzanne Schmidt or Melanie Solomon

(408) 769-6720

ir@aerohive.com

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AEROHIVE NETWORKS, INC.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	December 31, 2014	December 31, 2013
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$98,044	$35,023
Accounts receivable, net of allowance for doubtful accounts of $106 and $158 as of December 31, 2014 and December 31, 2013, respectively	24,695	17,578
Inventory	8,360	6,817
Prepaid expenses and other current assets	2,610	4,949
Deferred cost of goods sold	1,001	1,427

Total current assets	134,710	65,794
Property and equipment, net	8,862	3,281
Goodwill	513	513
Intangible assets, net	—	149
Other assets	169	120

TOTAL ASSETS	$144,254	$69,857

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Accounts payable	$10,154	$10,802
Accrued liabilities	9,181	7,561
Debt, current portion	12,451	10,000
Deferred revenue, current portion	22,014	15,915

Total current liabilities	53,800	44,278
Debt, long-term portion	7,301	9,624
Convertible preferred stock warrant liability	—	3,903
Deferred revenue, non-current	24,141	14,655
Other liabilities	857	742

TOTAL LIABILITIES	86,099	73,202

STOCKHOLDERS’ EQUITY (DEFICIT):
Convertible preferred stock, par value of $0.001 per share, issuable in Series A, B, C, D and E - zero and 29,536,358 shares authorized as of December 31, 2014 and December 31, 2013, respectively; zero and 27,861,009 shares issued and outstanding as of December 31, 2014 and December 31, 2013, respectively	—	28
Preferred stock, par value of $0.001 per share - 25,000,000 and no shares authorized as of December 31, 2014 and December 31, 2013, respectively; no shares issued and outstanding as of December 31, 2014 and December 31, 2013	—	—
Common stock, par value of $0.001 per share-500,000,000 and 52,800,000 shares authorized as of December 31, 2014 and December 31, 2013, respectively; 46,028,908 and 7,419,469 shares issued and outstanding as of December 31, 2014 and December 31, 2013, respectively	46	7
Additional paid-in capital	208,998	116,954
Accumulated deficit	(150,889)	(120,334)

Total stockholders’ equity (deficit)	58,155	(3,345)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$144,254	$69,857

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Operations

(unaudited; in thousands, except share and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Revenue:
Product	$31,149	$27,268	$120,507	$97,564
Software subscriptions and service	5,031	3,004	16,785	9,571

Total revenue	36,180	30,272	137,292	107,135
Cost of revenue (1):
Product	10,159	8,565	38,365	31,431
Software subscriptions and service	1,717	1,294	6,400	4,250

Total cost of revenue	11,876	9,859	44,765	35,681

Gross profit	24,304	20,413	92,527	71, 454

Operating expenses:
Research and development (1)	7,031	6,801	27,546	25,742
Sales and marketing (1)	18,728	15,762	72,364	57,773
General and administrative (1)	5,984	5,016	21,180	17,689

Total operating expenses	31,743	27,579	121,090	101,204

Operating loss	(7,439)	(7,166)	(28,563)	(29,750)
Interest income	18	6	37	15
Interest expense	(461)	(262)	(1,843)	(604)
Other income (expense), net	101	(289)	255	(2,462)

Loss before income taxes	(7,781)	(7,711)	(30,114)	(32,801)
Income tax provision	(205)	(83)	(441)	(426)

Net loss	$(7,986)	$(7,794)	$(30,555)	$(33,227)

Net loss per share, basic and diluted	$(0.17)	$(1.06)	$(0.85)	$(4.84)

Weighted-average shares used in computing net loss per share, basic and diluted	45,871,875	7,337,623	36,097,405	6,866,839

(1) Includes stock-based compensation as follows:

Cost of revenue	$186	$27	$411	$64
Research and development	842	389	2,419	929
Sales and marketing	1,637	630	4,121	1,573
General and administrative	1,280	736	3,301	1,721

Total stock-based compensation expense	$3,945	$1,782	$10,252	$4,287

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(unaudited; in thousands)

	Year Ended December 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(30,555)	$(33,227)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,349	1,571
Stock-based compensation	10,252	4,287
Amortization and write-off of debt discount and debt issuance cost	178	146
Re-measurement of convertible preferred stock warrant liability	(90)	2,225
Changes in operating assets and liabilities:
Accounts receivable, net	(7,115)	(4,859)
Inventory	(1,544)	32
Prepaid expenses and other current assets	(733)	(241)
Other assets	(98)	26
Accounts payable	1,295	1,002
Accrued liabilities	1,563	2,494
Other liabilities	165	297
Deferred revenue	15,585	13,867

Net cash used in operating activities	(8,748)	(12,380)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and intangible assets	(2,385)	(2,910)
Capitalized software development costs	(4,364)	—

Net cash used in investing activities	(6,749)	(2,910)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of underwriting discount	80,213	—
Payment of offering costs	(4,007)	(1,408)
Net proceeds from issuance of convertible preferred stock	—	9,943
Proceeds from exercise of convertible preferred stock warrants	907	692
Proceeds from exercise of vested stock options	1,721	1,169
Shares repurchased for tax withholdings on vesting of restricted stock units	(316)	—
Proceeds from issuance of debt	—	10,000
Payments for debt issuance cost		(481)
Proceeds from early exercise of stock options, net of repurchases	—	813

Net cash provided by financing activities	78,518	20,728

Net increase (decrease) in cash and cash equivalents	63,021	5,438
Cash and cash equivalents-beginning of period	35,023	29,585

Cash and cash equivalents-end of period	$98,044	$35,023

AEROHIVE NETWORKS, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited; in thousands, except share and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Gross Profit Reconciliations:
GAAP gross profit	$24,304	$20,413	$92,527	$71,454
Stock-based compensation	$186	$27	$411	$64
Amortization of acquired intangible assets	$28	$41	$149	$162
Non-GAAP gross profit	$24,518	$20,481	$93,087	$71,680
Gross Margin Reconciliations:
GAAP gross margin	67.2%	67.4%	67.4%	66.7%
Stock-based compensation	0.5%	0.2%	0.3%	0.1%
Amortization of acquired intangible assets	0.1%	0.1%	0.1%	0.1%
Non-GAAP gross margin	67.8%	67.7%	67.8%	66.9%
Operating Expenses Reconciliations:
GAAP research and development	$7,031	$6,801	$27,546	$25,742
Stock-based compensation	(842)	(389)	(2,419)	(929)
Non-GAAP research and development	$6,189	$6,412	$25,127	$24,813
GAAP sales and marketing	$18,728	$15,762	$72,364	$57,773
Stock-based compensation	(1,637)	(630)	(4,121)	(1,573)
Non-GAAP sales and marketing	$17,091	$15,132	$68,243	$56,200
GAAP general and administrative	$5,984	$5,016	$21,180	$17,689
Stock-based compensation	(1,280)	(736)	(3,301)	(1,721)
Non-GAAP general and administrative	$4,704	$4,280	$17,879	$15,968
GAAP operating expenses	$31,743	$27,579	$121,090	$101,204
Stock-based compensation	(3,759)	(1,755)	(9,841)	(4,223)
Non-GAAP operating expenses	$27,984	$25,824	$111,249	$96,981
Operating Expenses Percentage Reconciliations:
GAAP research and development percentage	19.4%	22.5%	20.1%	24.0%
Stock-based compensation	(2.3)%	(1.3)%	(1.8)%	(0.8)%
Non-GAAP research and development percentage	17.1%	21.2%	18.3%	23.2%
GAAP sales and marketing percentage	51.8%	52.1%	52.7%	53.9%
Stock-based compensation	(4.6)%	(2.1)%	(3.0)%	(1.4)%
Non-GAAP sales and marketing percentage	47.2%	50.0%	49.7%	52.5%
GAAP general and administrative percentage	16.5%	16.6%	15.4%	16.5%
Stock-based compensation	(3.5)%	(2.5)%	(2.4)%	(1.6)%
Non-GAAP general and administrative percentage	13.0%	14.1%	13.0%	14.9%
GAAP operating expenses percentage	87.7%	91.1%	88.2%	94.5%
Stock-based compensation	(10.4)%	(5.8)%	(7.2)%	(4.0)%

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Non-GAAP operating expenses percentage	77.3%	85.3%	81.0%	90.5%
Operating Loss Reconciliations:
GAAP operating loss	$(7,439)	$(7,166)	$(28,563)	$(29,750)
Stock-based compensation	3,945	1,782	10,252	4,287
Amortization of acquired intangible assets	28	41	149	162
Non-GAAP operating loss	$(3,466)	$(5,343)	$(18,162)	$(25,301)
Operating Loss Percentage Reconciliations:
GAAP operating loss percentage	(20.6)%	(23.7)%	(20.8)%	(27.8)%
Stock-based compensation	10.9%	6.0%	7.5%	4.0%
Amortization of acquired intangible assets	0.1%	0.1%	0.1%	0.2%
Non-GAAP operating loss percentage	(9.6)%	(17.6)%	(13.2)%	(23.6)%
Net Loss Reconciliations:
GAAP net loss	$(7,986)	$(7,794)	$(30,555)	$(33,227)
Stock-based compensation	3,945	1,782	10,252	4,287
Amortization of acquired intangible assets	28	41	149	162
Periodic re-measurement of convertible preferred stock warrants	—	222	(90)	2,225
Non-GAAP net loss	$(4,013)	$(5,749)	$(20,244)	$(26,553)
Shares Used in Computing non-GAAP Basic and Diluted Net Loss per Share
Weighted average shares used in computing non-GAAP basic and diluted net loss per share	45,871,875	7,337,623	36,097,405	6,866,839
Earnings Per Share Reconciliations:
Basic and diluted net loss per share on a GAAP basis	$(0.17)	$(1.06)	$(0.85)	$(4.84)
Stock-based compensation	0.08	0.24	0.29	0.63
Amortization of acquired intangible assets	—	0.01	—	0.02
Periodic re-measurement of convertible preferred stock warrants	—	0.03	—	0.32
Basic and diluted net loss per share on a Non-GAAP basis	$(0.09)	$(0.78)	$(0.56)	$(3.87)